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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 31, 1998 except as to Note 13 as to which the date is September 9, 1998, in the Registration Statement (Form SB-2) and related Prospectus of Implant Sciences Corporation for the registration of 1,350,000 shares of its common stock.


                                               Ernst & Young LLP

Boston, Massachusetts
September 24, 1998